UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2005

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

BERMUDA	001-14669	74-2692550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CLARENDON HOUSE
CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)

ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant)

Registrant's telephone number, including area code: (915) 225-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 11, 2005, Helen of Troy Limited issued a press release announcing its results for its first fiscal quarter ending May 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on July 11, 2005, Helen of Troy Limited held a conference call discussing its results for the same periods mentioned above. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

The Company desires to avail itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Act") and is including this cautionary statement for the express purpose of vailing itself of the protection afforded by the Act.

The accompanying press release and conference call transcripts contain certain forward-looking statements, which are subject to change, including, but not limited to:

o	Statements regarding the expected overall improvement in sales in the secondhalf of the current fiscal year.

o	Statements regarding sales and earnings guidance for the current fiscal year.

o	Statements regarding general sales trends in certain categories of our business for the balance of the fiscal year.

o
Statements regarding our new distribution center being fully operational during the first calendar quarter of 2006, the impact and timing of certain related one-time expenditures in connection with the transition to this facility, the impact of this move on certain key expense categories,the expected future annual net savings arising from the move to our new distribution facility and the potential sale and possible leaseback of an existing distribution facility at some point during the remainder of the current fiscal year.

o	Statements regarding the timing of advertising expenditures and their expected impact on sales during the remainder of the current fiscal year.

o	Statements regarding OXO International's sales increases and their continued sustainability for the balance of the current fiscal year.

o
Statements regarding our belief that we will continue to experience pricing pressure at certain entry level price points in our appliance business for the balance of the current fiscal year, particularly in the second quarter.

o	Statements regarding the expected levels of selling, general, and administrative expense for the balance of the current fiscal year.

o	Statements regarding our response to the potential impact of increases in the price of raw materials.

o	Statements regarding the expected timing and branding of new product introductions into various domestic and foreign markets.

o	Statements regarding anticipated levels of capital expenditure for the balance of the current fiscal year.

o	Statements regarding anticipated effective corporate tax rates going forward for the foreseeable future.

o	Statements regarding anticipated levels of cash flow from operating income for the current fiscal year.

o	Statements regarding key components of working capital, and the expected impact of seasonal trends on their general balance sheet levels during the ensuing second, third and fourth fiscal quarters.

o
Statements regarding our expectations regarding the timing of shipments by month during our peak shipping season in comparison to the timing of shipments by month during the same period last fiscal year.

o
Statements regarding future levels of operating income by segment, and the potential impact and timing of expected future changes in the allocation of certain items of corporate overhead, once certain transitional service costs currently being paid by our Housewares segment are terminated and these services are absorbed within our existing cost structure.

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A number of risks or uncertainties could cause actual results to differ materially from historical or anticipated results or from the results or effects contemplated by the forward looking statements. Generally, the words "anticipates", "believe", "believes", "expects", "expected", "expectation", "forecasting" and other similar words identify forward-looking statements. The Company cautions readers not to place undue reliance on forward-looking statements. The actual results may differ materially from those described in any forward-looking statements. The Company intends its forward-looking statements to speak only as of the time of such statements, and does not undertake to update or revise them as more information becomes available. Additional information concerning potential factors that could  affect the Company's financial results and the forward looking statements is included in the Company's Form 10-K for the year ended February 28, 2005 and the Form 10-Q for the quarter ended May 31, 2005.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the  Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL EXHIBITS

(c) EXHIBITS.

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description.

99.1	Press Release, dated July 11, 2005

99.2	Text of conference call held July 11, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: July 14, 2005	By:	/s/ Thomas J. Benson
Thomas J. Benson
Senior Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description.

99.1	Press Release, dated July 11, 2005

99.2	Text of conference call held July 11, 2005

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